UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 16, 2014

CBS Outdoor Americas Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36367	46-4494703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

405 Lexington Avenue, 17th Floor New York, New York	10174
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 297-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 16, 2014, CBS Corporation (“CBS”) completed a registered offer to exchange (the “Exchange Offer”) shares of common stock, par value $0.01 per share (“Outdoor Common Stock”), of CBS Outdoor Americas Inc. (the “Company”), owned by CBS, for outstanding shares of Class B common stock, par value $0.001 per share (“CBS Common Stock”), of CBS. In connection with the completion of the Exchange Offer, CBS disposed of all of its shares of Outdoor Common Stock, and effective as of July 16, 2014, the Company separated from CBS (the “Separation”) and is no longer a subsidiary of CBS, pursuant to the terms of the previously filed Master Separation Agreement, dated as of April 2, 2014, between CBS and the Company.

Amended and Restated Transition Services Agreement

On July 16, 2014, in connection with the Separation, the Company entered into an Amended and Restated Transition Services Agreement (the “Amended and Restated Transition Services Agreement”) with CBS to extend the time period in which CBS will provide the Company legal, finance, information technology, employment and insurance services to the later of (i) either the date of the Separation, six months following the Separation or twelve months following the Separation, as applicable depending on the services being provided, and (ii) September 30, 2014.

The description of the Amended and Restated Transition Services Agreement is qualified in its entirety by reference to the full text of the Amended and Restated Transition Services Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Amended and Restated License Agreement

On July 16, 2014, in connection with the Separation, the Company entered into an Amended and Restated License Agreement (the “Amended and Restated License Agreement”) with CBS Broadcasting Inc., a wholly owned subsidiary of CBS, to, among other things, extend the time in which the Company will have the right to use “CBS” in the corporate names of the Company and its subsidiaries to December 31, 2014, and extend the time in which the Company will have the right to use the “CBS” mark and the “CBS” logo on its outdoor advertising billboards to March 31, 2016.

The description of the Amended and Restated License Agreement is qualified in its entirety by reference to the full text of the Amended and Restated License Agreement, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

On July 15, 2014, CBS announced the final results of the Exchange Offer. The Exchange Offer is described in a Registration Statement on Form S-4 (File No. 333-196652) filed with the Securities and Exchange Commission (the “SEC”) on June 11, 2014, as amended, including in a final prospectus filed by the Company with the SEC on July 7, 2014.

In connection with the completion of the Exchange Offer on July 16, 2014, CBS accepted 44,723,131 shares of CBS Common Stock in exchange for 97,000,000 shares of Outdoor Common Stock owned by CBS, representing approximately 81% of the outstanding shares of Outdoor Common Stock. The shares of Outdoor Common Stock distributed by CBS are owned by participants in the Exchange Offer or their transferees, and CBS no longer has any voting or economic interest in the Company.

Effective as of July 16, 2014, the Company consummated the Separation, and is no longer a subsidiary of CBS.

Item 7.01	Regulation FD Disclosure.

On July 16, 2014, the Company issued a press release announcing the completion of the Separation and related matters. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished pursuant to Item 7.01. This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed or furnished herewith:

Exhibit Number	Description

10.1	Amended and Restated Transition Services Agreement, dated as of July 16, 2014, by and between CBS Outdoor Americas Inc. and CBS Corporation.

10.2	Amended and Restated License Agreement, dated as of July 16, 2014, by and between CBS Outdoor Americas Inc. and CBS Broadcasting Inc.

99.1	Press Release dated July 16, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS OUTDOOR AMERICAS INC.

By:	/s/ Donald R. Shassian
Name:	Donald R. Shassian
Title:	Executive Vice President and Chief Financial Officer

Date: July 16, 2014

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amended and Restated Transition Services Agreement, dated as of July 16, 2014, by and between CBS Outdoor Americas Inc. and CBS Corporation.

10.2	Amended and Restated License Agreement, dated as of July 16, 2014, by and between CBS Outdoor Americas Inc. and CBS Broadcasting Inc.

99.1	Press Release dated July 16, 2014.